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                                                                    EXHIBIT 23.5

                         CONSENT OF RYDER SCOTT COMPANY

We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 to references to us under captions "Part I, Item 1 and 2. Business and Properties - Natural Gas and Oil Reserves" in the Annual Report on Form 10-K of The Houston Exploration Company for the year ended December 31, 1998.

                                        /s/ Ryder Scott Company
                                            Petroleum Engineers


                                        RYDER SCOTT COMPANY
                                        PETROLEUM ENGINEERS
                                        Houston, Texas
                                        May 18, 1999